UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K/A
AMENDMENT # 1

CURRENT REPORT
______________

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 19, 2000
(Date of earliest event reported)

0-24339
(Commission File Number)
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INKTOMI CORPORATION
(Exact name of Registrant as specified in its charter)
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Delaware	94-3238130
(State of Incorporation)	(I.R.S. Employer Identification No.)

     4100 East Third Avenue
Foster City, California 94404
  (Address of principal executive offices)

(650) 653-2800
(Registrant’s telephone number, including area code)
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     The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on August 1, 2000, as set forth below:

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     On August 1, 2000, Inktomi Corporation (“Inktomi”) filed a Form 8-K to report the acquisition of Ultraseek Corporation (“Ultraseek”). Pursuant to Item 7 of Form 8-K, Inktomi indicated that it would file certain financial information no later than the date required by Item 7 of Form 8-K. This Amendment No. 1 is filed to provide the required financial information.

(a)	Financial Statements of Businesses Acquired. The required financial statements are included herein as Exhibit 99.2.
(b)	Pro Forma Financial Information. The requirement to include pro forma financial information is met through the inclusion of pro forma condensed consolidated financial information as Exhibit 99.3.
(c)	Exhibits.
Exhibit No.	Description

2.1*	Stock Purchase Agreement dated as of June 7, 2000 by and between Infoseek
Corporation and Inktomi Corporation (previously filed)

99.1	Press release of Inktomi Corporation, dated June 8, 2000 (previously filed)

99.2	Ultraseek, Inc. Financial Statements

99.3	Inktomi Corporation Pro Forma Condensed Consolidated Financial
Statements
*	Confidential treatment has been requested for certain portions omitted from this Exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Confidential portions of this Exhibit have been separately filed with the Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INKTOMI CORPORATION

Dated: September 29, 2000	By:	/s/ JERRY M. KENNELLY

Jerry M. Kennelly
Vice President of Finance and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

2.1*	Stock Purchase Agreement dated as of June 7, 2000 by and between Infoseek
Corporation and Inktomi Corporation (previously filed)

99.1	Press release of Inktomi Corporation, dated June 8, 2000 (previously filed)

99.2	Ultraseek, Inc. Financial Statements

99.3	Inktomi Corporation Pro Forma Condensed Consolidated Financial Statements

*	Confidential treatment has been requested for certain portions omitted from this Exhibit pursuant to
Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Confidential portions of this
Exhibit have been separately filed with the Securities and Exchange Commission.